UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  August 25, 2003


GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of May 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-5F Mortgage Pass-Through Certificates, Series 2003-5F)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-10              13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-5F Mortgage Pass-Through Certificates, Series 2003-5F pursuant to the terms of the Trust Agreement, dated as of May 1, 2003 among GS Mortgage Securities Corp., as Depositor, Wells Fargo Home Mortgage, Inc. and ABN AMRO Mortgage Inc. as Servicers, and JPMorgan Chase Bank, as Trustee.

     On August 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 25, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-5F
Mortgage Pass-Through Certificates, Series 2003-5F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK

Date: August 26, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 25, 2003

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

                                           GSR MORTGAGE LOAN TRUST 2003-5F
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    August 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA_1        100,000,000.00    97,876,384.70    1,140,733.60     244,665.64     1,385,399.24   0.00     0.00       96,735,651.10
IA_3        168,194,400.00   102,004,457.65   29,812,196.72     191,238.57    30,003,435.29   0.00     0.00       72,192,260.93
IA_4         42,048,600.00    25,501,114.41    7,453,049.18     446,223.32     7,899,272.50   0.00     0.00       18,048,065.23
IIA_1       126,000,000.00   122,896,955.48    1,679,205.89     409,614.13     2,088,820.02   0.00     0.00      121,217,749.59
IIA_3        96,741,600.00    50,093,615.85   29,694,619.09      93,915.81    29,788,534.90   0.00     0.00       20,398,996.76
IIA_4        24,185,400.00    12,523,403.96    7,423,654.77     219,136.89     7,642,791.66   0.00     0.00        5,099,749.19
IIA_P           116,091.00        88,168.17          294.94           0.00           294.94   0.00     0.00           87,873.23
B1            7,740,000.00     7,725,383.01        7,413.46      38,622.92        46,036.38   0.00     0.00        7,717,969.55
B2            3,440,000.00     3,433,503.56        3,294.87      17,165.74        20,460.61   0.00     0.00        3,430,208.69
B3            2,006,000.00     2,002,211.67        1,921.37      10,010.02        11,931.39   0.00     0.00        2,000,290.30
B4            1,146,000.00     1,143,835.78        1,097.65       5,718.59         6,816.24   0.00     0.00        1,142,738.13
B5              860,000.00       858,375.89          823.72       4,291.44         5,115.16   0.00     0.00          857,552.17
B6              862,204.63       860,576.36          825.83       4,302.43         5,128.26   0.00     0.00          859,750.53
R                     0.00             0.00            0.00           0.00             0.00   0.00     0.00                0.00
TOTALS      573,340,295.63   427,007,986.49   77,219,131.09   1,684,905.50    78,904,036.59   0.00     0.00      349,788,855.40

IA_2         50,000,000.00    48,938,192.35            0.00     244,665.64       244,665.64   0.00     0.00       48,367,825.55
IIA_2        42,000,000.00    40,965,651.83            0.00     204,807.07       204,807.07   0.00     0.00       40,405,916.53
A_X          57,568,370.00    42,805,430.74            0.00     231,838.76       231,838.76   0.00     0.00       35,404,629.25
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA_1     36228FTD8     978.76384700    11.40733600     2.44665640    13.85399240   967.35651100        IA_1            3.000000 %
IA_3     36228FTF3     606.46762110   177.24845013     1.13700914   178.38545927   429.21917097        IA_3            2.250000 %
IA_4     36228FTG1     606.46762104   177.24845013    10.61208506   187.86053519   429.21917091        IA_4           21.000000 %
IIA_1    36228FTH9     975.37266254    13.32703087     3.25090579    16.57793667   962.04563167        IIA_1           4.000000 %
IIA_3    36228FTK2     517.80842833   306.94777727     0.97079033   307.91856761   210.86065105        IIA_3           2.250000 %
IIA_4    36228FTL0     517.80842823   306.94777717     9.06070977   316.00848694   210.86065105        IIA_4          21.000000 %
IIA_P    36228FTM8     759.47463628     2.54059316     0.00000000     2.54059316   756.93404312        IIA_P           0.000000 %
B1       36228FTP1     998.11150000     0.95781137     4.99004134     5.94785271   997.15368863        B1              6.000000 %
B2       36228FTQ9     998.11150000     0.95781105     4.99004070     5.94785174   997.15368895        B2              6.000000 %
B3       36228FTR7     998.11150050     0.95781157     4.99003988     5.94785145   997.15368893        B3              6.000000 %
B4       36229RJQ3     998.11150087     0.95780977     4.99004363     5.94785340   997.15369110        B4              6.000000 %
B5       36229RJR1     998.11150000     0.95781395     4.99004651     5.94786047   997.15368605        B5              6.000000 %
B6       36229RJS9     998.11150399     0.95781207     4.99003351     5.94784558   997.15369193        B6              6.000000 %
TOTALS                 744.77232761   134.68289544     2.93875298   137.62164842   610.08943217

IA_2     36228FTE6     978.76384700     0.00000000     4.89331280     4.89331280   967.35651100        IA_2            6.000000 %
IIA_2    36228FTJ5     975.37266262     0.00000000     4.87635881     4.87635881   962.04563167        IIA_2           6.000000 %
A_X      36228FTN6     743.55815077     0.00000000     4.02718993     4.02718993   615.00141918        A_X             6.500000 %
-----------------------------------------------------------------------------------------------------  ----------------------------



If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

 Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                       195,888,386.35
                                        Pool 2 Mortgage Loans                                                       153,900,469.15

Sec. 4.01(c)    Available Distribution                                                                               79,585,348.25
                                        Aggregate Principal Distribution Amount                                      77,219,131.10
                                        Principal Prepayment Amount                                                  76,809,288.61

Sec. 4.01(e)    Unscheduled Principal By Group
                                        Group 1                                                                      38,191,568.96
                                        Group 2                                                                      38,617,719.65

Sec. 4.01(f)    Interest Payment
                                        Class IA-1
                                                              Accrued and Paid for Current Month                        244,665.64
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class IA-2
                                                              Accrued and Paid for Current Month                        244,665.64
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class IA-3
                                                              Accrued and Paid for Current Month                        191,238.57
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class IA-4
                                                              Accrued and Paid for Current Month                        446,223.32
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class IIA-1
                                                              Accrued and Paid for Current Month                        409,614.13
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class IIA-2
                                                              Accrued and Paid for Current Month                        204,807.07
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class IIA-3
                                                              Accrued and Paid for Current Month                         93,915.81
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class IIA-4
                                                              Accrued and Paid for Current Month                        219,136.89
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A-X
                                                              Accrued and Paid for Current Month                        231,838.76
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                         38,622.92
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                         17,165.74
                                                              Accrued and Paid from Prior Months                              0.00

                                        Class B3
                                                              Accrued and Paid for Current Month                         10,010.02
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                          5,718.59
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                          4,291.44
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                          4,302.43
                                                              Accrued and Paid from Prior Months                              0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                                88,960.00
                                        Trustee Fee Paid                                                                    889.60

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                               0.00
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                                       0.00

Sec. 4.01(i)    Trustee Advances
                                        Current Period Advances                                                               0.00
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                                       0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                                   809
                                        Balance of Outstanding Mortgage Loans                                       349,788,855.50

Sec. 4.01(l)                              Number and Balance of Delinquent Loans
                                           Group 1
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          30-59 days                      0                     0.00                  0.00 %
                                          60-89 days                      0                     0.00                  0.00 %
                                          90+days                         0                     0.00                  0.00 %
                                          Total                       0                         0.00                  0.00 %
                                           Group 2
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          30-59 days                      0                     0.00                  0.00 %
                                          60-89 days                      0                     0.00                  0.00 %
                                          90+days                         0                     0.00                  0.00 %
                                           Total                          0                     0.00                  0.00 %
                                           Group Totals
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          30-59 days                      0                     0.00                  0.00 %
                                          60-89 days                      0                     0.00                  0.00 %
                                          90+days                         0                     0.00                  0.00 %
                                           Total                          0                     0.00                  0.00 %


Sec. 4.01(l)                              Number and Balance of REO Loans


                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                           Group 2
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                   0.00%
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %


Sec. 4.01(l)                              Number and Balance of Loans in Bankruptcy
                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                           Group 2
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00%
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %

Sec. 4.01(m)                              Number and Balance of Loans in Foreclosure
                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                           Group 2
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                   0.00%
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %

Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                  409,842.49
                                                              Payoffs                                           76,765,534.80
                                                              Prepayments                                           43,753.81
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Realized Losses                                            0.00

                                                              Realized Losses Group 1                                    0.00
                                                              Realized Losses Group 2                                    0.00
                                                              Realized Gains                                             0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                   0.00
Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period                     244.86
                                                              Class IA-1                                                25.32
                                                              Class IA-2                                                25.32
                                                              Class IA-3                                                19.79
                                                              Class IA-4                                                46.18
                                                              Class IIA-1                                               42.39
                                                              Class IIA-2                                               21.19
                                                              Class IIA-3                                                9.72
                                                              Class IIA-4                                               22.68
                                                              Class B1                                                   4.00
                                                              Class B2                                                   1.78
                                                              Class B3                                                   1.04
                                                              Class B4                                                   0.59
                                                              Class B5                                                   0.44
                                                              Class B6                                                   0.45
                                                              Class A-X                                                 23.99



Sec. 4.01(s) Group I
                                        Senior Percentage I                                                         96.1926 %
                                        Senior Prepayment Percentage I                                             100.0000 %

                                        Subordinate Percentage I                                                     3.8074 %
                                        Subordinate Prepayment Percentage I                                          0.0000 %

Sec. 4.01(s) Group II
                                        Senior Percentage II                                                        96.3124 %
                                        Senior Prepayment Percentage II                                            100.0000 %

                                        Subordinate Percentage II                                                    3.6876 %
                                        Subordinate Prepayment Percentage II                                         0.0000 %

Aggregate
                                        Scheduled Principal                                                        409,842.49
                                        Unscheduled Principal                                                   76,809,288.61
                                        Beginning Balance                                                      427,007,986.60
                                        Ending Balance                                                         349,788,855.50
                                        Net Wac                                                                       6.65035
                                        Weighted Averge Maturity                                                       344.00
Groups
                                        Net Wac Group 1                                                               6.77647
                                        Net Wac Group 2                                                               6.49701

                                        Wam Group 1                                                                    343.99
                                        Wam Group 2                                                                    345.20


             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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